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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               November 15, 2000
                          ARCHSTONE COMMUNITIES TRUST
             (Exact name of registrant as specified in its charter)


           Maryland                     1-10272                 74-6056896
   (State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
     of incorporation)                                     Identification no.)


                7670 South Chester Street
                Englewood, Colorado                             80112
         (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code:  (303) 708-5959


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     c.  Exhibits

     99.1 Presentation Materials, including notes

ITEM 9. REGULATION FD DISCLOSURE

     Archstone Communities Trust ("Archstone") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 includes information that Archstone will present to current and prospective investors and analysts who may be interested in Archstone and its business. Archstone first presented this information to these persons on November 15 and 16, 2000.

Note: Unless Archstone at some future time determines to incorporate this Form 8-K into a report, proxy statement or registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or of Section 11 of the Securities Act and shall not be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          ARCHSTONE COMMUNITIES TRUST


                                  By:  /s/ Charles E. Mueller, Jr.
                                      ---------------------------
                                        Charles E. Mueller, Jr.
                              Senior Vice President and Chief Financial Officer
                                         (Principal Financial Officer)

Date: November 15, 2000

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                               INDEX TO EXHIBITS


99.1  Presentation Materials

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